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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 10, 2002


                                  GLIATECH INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                         0-20096              34-1587242
-----------------------------------       ------------      -------------------
(State or Other Jurisdiction              (Commission          (IRS Employer
      of Incorporation)                   File Number)       Identification No.)

 23240 Commerce Park Road, Cleveland, Ohio                          44122
-------------------------------------------                 --------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (216) 831-3200
                                                    --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On May 9, 2002, Gliatech Inc., a Delaware corporation, and two of its direct subsidiaries (collectively the "Debtors") filed voluntary petitions under Chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Chapter 11 Cases").

         The Chapter 11 Cases have been assigned to Judge Morgenstern-Clarren and, pending court approval, are anticipated to be jointly administered for procedural purposes as Case No. 02-15045. Each of the Debtors continues to operate its business and manage its property as debtor in possession while pursuing the maximization of value of the Debtors' businesses and estates for creditors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None
                  ------------------------------------------

         (b)      Pro Forma Financial Information:  None
                  --------------------------------

         (c)      Exhibits: None
                  ---------


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  GLIATECH INC.



                                  By:    /s/ Steven L. Basta
                                        ---------------------------------------
                                        Name:  Steven L. Basta
                                        Title: President


Dated:  May 10, 2002